UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2775 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)       The Registrant’s annual stockholders meeting was held on May 24, 2016 (the "Annual Meeting").

(b)       Below are the final vote results of the Annual Meeting.

Proposal 1 - Election of Directors. Ten directors were elected by a majority of the votes cast for terms expiring at the 2017 annual stockholders meeting.  The voting results were as follows:

Nominee	For	Against	Abstain	Broker non-votes
Kermit R. Crawford	287,898,476	1,114,828	755,981	38,747,709
Michael L. Eskew	286,859,079	2,169,635	740,571	38,747,709
Herbert L. Henkel	286,983,670	2,040,127	745,488	38,747,709
Siddharth N. Mehta	287,597,326	1,407,362	764,597	38,747,709
Jacques P. Perold	287,885,635	1,131,632	752,018	38,747,709
Andrea Redmond	282,359,367	5,768,826	1,641,092	38,747,709
John W. Rowe	286,518,430	2,505,056	745,799	38,747,709
Judith A. Sprieser	284,206,478	4,842,338	720,469	38,747,709
Mary Alice Taylor	284,332,231	4,711,591	725,463	38,747,709
Thomas J. Wilson	278,724,458	6,290,948	4,753,879	38,747,709

Proposal 2 – Say-on-Pay: Advisory Vote on the Executive Compensation of the Named
Executives.  The management proposal on the advisory resolution to approve the compensation of the named executive officers received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.  The voting results were as follows:

For	Against	Abstain	Broker non-votes
274,035,720	14,283,693	1,449,872	38,747,709

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accountant.  The management proposal on ratification of the appointment of Deloitte & Touche LLP as Registrant's independent registered public accountant for 2016 received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results were as follows:

For	Against	Abstain
323,075,605	4,540,193	901,196

Proposal 4 - Stockholder Proposal. The stockholder proposal seeking adoption of a policy to require an independent board chairman did not receive the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results were as follows:

For	Against	Abstain	Broker non-votes
136,319,333	151,776,925	1,673,027	38,747,709

Proposal 5 - Stockholder Proposal. The stockholder proposal on reporting political contributions did not receive the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results were as follows:

For	Against	Abstain	Broker non-votes
63,166,459	189,406,698	37,196,128	38,747,709

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

By:	/s/ Daniel G. Gordon
Name: Daniel G. Gordon
Title: Vice President, Assistant General Counsel and Assistant Secretary

Date: May 27, 2016

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